UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Emerging Markets Discovery Stock Fund	April 30, 2021
PRIJX	Investor Class
PAIJX	Advisor Class
REVIX	I Class
TRFZX	Z Class

T. ROWE PRICE EMERGING MARKETS DISCOVERY STOCK FUND

HIGHLIGHTS

■	The Emerging Markets Discovery Stock Fund returned 36.32% in the six-month period ended April 30, 2021, outperforming the MSCI Emerging Markets Index Net.

■	Our focus on undervalued, “forgotten” companies and those expected to gain from a post-pandemic rebound drove outperformance. Stock selection in China boosted relative performance the most. On the other hand, the underweight in Taiwan hurt relative returns.

■	We believe we are well positioned to benefit from a reflationary market environment characterized by faster economic growth and higher inflation.

■	Emerging markets continue to price in the recovery from the coronavirus pandemic, and we believe this will provide a favorable backdrop for value investing. We continue to identify companies with idiosyncratic improvements that will likely outperform as we emerge from the crisis.

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*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2021, while rising yields weighed on returns for bond investors. Although the coronavirus continued to spread in many regions, the beginning of vaccine distributions led investors to look beyond negative headlines in anticipation of a strong economic recovery.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 40% range were common across developed and emerging markets. Reports of successful vaccine trials in November increased hopes for a return to normalcy in 2021 and spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic.

After a long period of underperformance, value shares outperformed their growth counterparts during the six-month period, and sector leaders also changed. Energy stocks produced strong gains as oil prices rebounded to their highest level in more than two years, and financials also outperformed as banks benefited from rising longer-term interest rates and improved lending margins. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, trailed wider benchmarks, although they continued to produce solid gains. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Besides the rollout of vaccines, extraordinary fiscal and monetary support from global governments and central banks remained a key factor in providing a supportive backdrop for markets. In the U.S., President Joe Biden signed the American Rescue Plan Act—a $1.9 trillion program that included direct payments of up to $1,400 to most Americans—into law in March. Central banks kept short-term lending rates near or even below zero, and both the Federal Reserve and the European Central Bank emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Although some regions continued to be impacted by lockdowns, there were signs of a rebound in many economies. The International Monetary Fund increased its forecast for global growth in 2021 to 6%, which would mark the fastest growth rate since 1976, and corporate earnings reports were generally better than expected.

While stock investors looked favorably on the continued accommodative policies and positive economic news, bond investors became concerned about rising inflation. As a result, yields of longer-term Treasuries and other high-quality sovereign debt surged during the period, weighing on returns in many fixed income sectors. High yield bonds, which are less sensitive to interest rate changes, produced strong results though, and tax-free municipal bonds recorded positive returns as states received pandemic-related financial assistance from the federal government and state tax revenues held up better than expected.

As we look ahead, the widespread rollout of vaccines, very supportive monetary and fiscal policies, and the release of pent-up consumer demand could provide support for additional market gains. However, we are aware that there are risks in this environment. Valuations are expensive under all but the most optimistic scenarios. In addition, there are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and capital formation through less conventional vehicles.

During the tumultuous market volatility of February and March 2020, our portfolio managers remained rooted in company fundamentals and focused on the long term—identifying companies with balance sheets that appeared strong enough to get them to the other side of this pandemic was a particular focus. As we hopefully move forward to better days, our investment teams will continue to follow this approach, applying strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FUND COMMENTARY

How did the fund perform in the past six months?

The Emerging Markets Discovery Stock Fund, which focuses on stocks that we believe are undervalued, returned 36.32% in the six months ended April 30, 2021, and outperformed the MSCI Emerging Markets Index Net, which returned 22.95%. (Returns for the Advisor, I, and Z Class shares will vary due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Emerging markets equities rose as the development and rollout of the coronavirus vaccines, pent-up demand, and the approval of a large fiscal stimulus package in the U.S. boosted expectations of a global recovery. Value-oriented stocks outperformed growth stocks as investors rotated into energy, financials, and other cyclical sectors in anticipation of stronger growth once economies start to reopen. However, gains were capped by concerns over rising inflationary pressures, the spread of new virus variants, and the impact of ongoing restrictions.

Developing Asian stock markets rose but lagged other regions due to worries over policy tightening in China, exacerbated by regulatory uncertainty facing some of the biggest technology stocks in the country as well as rising coronavirus cases in India, Thailand, and the Philippines. China contributed the most to outperformance due to stock selection. Our avoidance of e-commerce leader Alibaba Group Holding helped relative returns, as its shares suffered amid increased regulatory oversight by Beijing and the U.S.’s efforts to delist Chinese companies for not complying with audit inspections. Owning Baidu, the dominant search engine in China, added value following better-than-expected results.

We expect a reacceleration in Baidu’s core revenue growth, helped by its recent acquisition of a livestreaming business and its fast-growing cloud business. The company also benefits from having a lower regulatory risk profile compared with other Chinese internet companies. Our position in Yangzijiang Shipbuilding, one of China’s largest private shipbuilders, lifted relative returns. This lesser known shipbuilder is a beneficiary of the recovery in global demand and operates in a disciplined supply environment. We like its reliable management, well-aligned incentives and ownership, strong free cash flow, and solid balance sheet. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection in India was beneficial as the economy emerged from recession in the fourth quarter of 2020 and the market reacted positively to the annual budget, which called for significant spending in key areas. Owning Hindalco Industries, an unloved aluminum producer, helped returns due to the strength in aluminum prices.

From a sector perspective, stock selection in consumer discretionary was the biggest contributor to outperformance. Owning Vipshop, an online Chinese apparel inventory clearance platform, boosted returns due to stronger-than-expected quarterly results on the back of strong growth in customer acquisition.

The financials sector, which outperformed due to the improved prospects for economic growth, added value through positive stock selection. Indian private lender ICICI Bank helped returns following strong quarterly results that showed a quick recovery in business volume and collection efficiency. The bank has a robust underlying franchise and strong credit quality. Sberbank of Russia lifted relative returns, helped by its consensus-beating financial results.

In contrast, our underweight allocation in Taiwan hurt returns. We have a relatively low exposure to Taiwan as we avoided extremely popular technology stocks that are not aligned with our focus on owning “forgotten” companies.

How is the fund positioned?

We have positioned the fund to benefit from a reflationary market environment characterized by faster economic growth and higher inflation. We continued to add to our positions in forgotten stocks with asymmetrical risk/reward profiles, particularly those that have undertaken “self-help” measures or those whose restructuring efforts should enable them to thrive in a post-pandemic recovery.

We resumed buying core value names after temporarily leaning into deep value cyclical stocks last year to capture opportunities resulting from the extreme divergence between value and growth stocks. Hence, we found new investment opportunities in financials, our biggest sector allocation. Overall, banks in most major emerging markets have exhibited an orderly response to the challenges posed by the pandemic. We seek banks with good franchises and strong balance sheets that fit our investment criteria. We invested in FirstRand, one of the largest South African banks by assets with a comprehensive range of banking services. We believe that FirstRand is one of the highest-quality banks in the emerging markets universe and that its superior return-on-equity compared with its peers is sustainable in the medium term.

Our industrials and business services allocation rose as we bought NARI Technology, a Chinese electrical equipment manufacturer whose key customers include the country’s major state-owned grid operators. We believe it stands to gain from China’s plans to accelerate renewable energy projects, resulting in increased power grid capital expenditure. We view NARI as a good-quality company whose management has implemented cost controls and sales system reforms that have improved the efficiency of its sales force. We invested in Beijing Capital International Airport, China’s largest airport, on a travel recovery thesis.

Our allocation to information technology stocks fell as we sold South Korean memory chip supplier SK Hynix following strong performance. We believe we are nearing the peak of the current memory chip upcycle and that demand for dynamic random-access memory chips used in laptops and other devices may decelerate next year.

From a country perspective, we increased our allocation to Mexico, our largest relative country overweight. We purchased shares of GRUMA, the world’s largest corn flour and tortilla producer with operations mainly in the U.S. and Mexico. We like its highly resilient and cash-generative business with good profitability. GRUMA also has less exposure to currency volatility given that most of its business comes from the U.S. and the European Union. On an absolute basis, China was the largest country allocation at period-end.

What is portfolio management’s outlook?

We remain constructive toward emerging markets equities. As markets continue to price in the recovery from the coronavirus pandemic, we believe that this will continue to provide a favorable backdrop for value investing, barring any resurgence that could renew further restrictions. We continue to identify the forgotten companies with idiosyncratic improvements that are likely to outperform as we emerge from the crisis.

We believe that higher inflation is likely in the near term given the massive stimulus spending in most developed countries due to the pandemic. However, we think emerging markets are well positioned despite these headwinds because they have not overspent on fiscal and monetary measures.

We believe that value stocks can sustain recent performance if economic growth continues to improve, helped by a shift in the deployment of stimulus measures. We have observed that governments in many countries have changed the focus of their stimulus efforts, veering away from traditional quantitative easing in favor of directly targeting consumers. The structural change in stimulus policies should result in a more visible multiplier effect as an injection of extra income leads to more spending, which, in turn, creates more income for various areas of the economy. This should benefit beaten-down sectors and value stocks.

We continue to harness the deep insights and resources of T. Rowe Price’s global research platform, which provides us with an information edge that helps us identify forgotten emerging markets companies. These businesses are poised for positive fundamental changes or operational improvements that should lead to higher valuations over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

PRINCIPAL RISKS

International investing. Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Emerging markets. Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Value investing. The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time, or a stock judged to be undervalued may be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the advisor believes are their full market values.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/21
Samsung Electronics, South Korea	5.3%
Hon Hai Precision Industry, Taiwan	2.6
Amorepacific, South Korea	2.5
China Construction Bank, China	2.5
Yangzijiang Shipbuilding, China	2.4
ICICI Bank, India	2.4
Baidu, China	2.3
Naspers, South Africa	2.3
Weibo, China	2.3
Ambuja Cements, India	2.3
MediaTek, Taiwan	2.1
China Resources Gas Group, China	2.0
Kunlun Energy, China	2.0
Sberbank of Russia, Russia	2.0
Tongcheng-Elong Holdings, China	2.0
National Commercial Bank, Saudi Arabia	1.9
Galaxy Entertainment, Hong Kong	1.9
Ping An Insurance, China	1.9
OTP Bank, Hungary	1.8
JOYY, China	1.8
Guangdong Investment, China	1.7
Novatek PJSC, Russia	1.7
POSCO, South Korea	1.7
NARI Technology, China	1.7
Land & Houses, Thailand	1.6
Total	**54.7%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
ARGENTINA 1.4%		
Common Stocks 1.4%		
Tenaris (EUR)	3,025,042	32,437
Total Argentina (Cost $23,972)		**32,437**
BRAZIL 4.1%		
Common Stocks 2.3%		
Ambev	5,886,100	16,232
Banco BTG Pactual	1,181,800	23,279
BRF (1)	3,693,500	14,177
		53,688
Preferred Stocks 1.8%		
Banco Bradesco (2)	5,846,677	25,649
Petroleo Brasileiro (2)	3,792,800	16,534
		42,183
Total Brazil (Cost $86,256)		**95,871**
CHINA 36.2%		
Common Stocks 26.2%		
Anhui Conch Cement, H Shares (HKD)	3,475,500	20,744
Baidu, ADR (USD) (1)	254,408	53,510
Beijing Capital International Airport, H Shares (HKD)	44,588,000	32,367
China Construction Bank, H Shares (HKD)	72,561,000	57,275
China Resources Gas Group (HKD)	8,764,000	47,418
Guangdong Investment (HKD)	26,086,000	40,163
Guangzhou Automobile Group, H Shares (HKD)	8,988,000	7,668
Haier Smart Home, H Shares (HKD) (1)	1,806,800	7,770
JOYY, ADR (USD)	434,288	41,283
Kingboard Holdings (HKD)	5,319,500	31,414
Kunlun Energy (HKD)	44,076,000	47,128
Tongcheng-Elong Holdings (HKD) (1)	18,312,400	45,810
Tsingtao Brewery, H Shares (HKD)	2,904,000	26,300
Vipshop Holdings, ADR (USD) (1)	953,800	29,349
Weibo, ADR (USD) (1)	1,049,700	52,905
Yangzijiang Shipbuilding Holdings (SGD)	52,397,700	56,231
Zhejiang Expressway, H Shares (HKD)	13,524,000	11,756
		609,091
Common Stocks - China A Shares 10.0%		
Fuyao Glass Industry Group, A Shares (CNH)	2,694,974	21,246

Gree Electric Appliances of Zhuhai, A Shares (CNH)	2,416,218	22,282
Hisense Home Appliances Group, A Shares (CNH)	13,175,424	34,491
Huayu Automotive Systems, A Shares (CNH)	2,342,100	9,458
NARI Technology, A Shares (CNH)	7,799,448	38,379
Ping An Bank, A Shares (CNH)	9,722,774	34,893
Ping An Insurance Group of China, A Shares (CNH)	3,892,348	43,461
Zhejiang Runtu, A Shares (CNH)	19,233,056	28,270
		232,480
Total China (Cost $731,737)		**841,571**

HONG KONG 1.9%

Common Stocks 1.9%		
Galaxy Entertainment Group (1)	4,998,000	43,873
Total Hong Kong (Cost $39,087)		**43,873**

HUNGARY 1.8%

Common Stocks 1.8%		
OTP Bank (1)	942,479	42,369
Total Hungary (Cost $37,962)		**42,369**

INDIA 10.6%

Common Stocks 10.6%		
Ambuja Cements	12,720,757	52,818
Ashok Leyland (1)	15,375,766	23,265
Hindalco Industries	6,033,504	29,517
ICICI Bank (1)	6,763,791	54,717
Reliance Industries	1,189,248	31,973
Shriram Transport Finance	953,294	17,203
Tech Mahindra	2,862,826	36,986
Total India (Cost $199,251)		**246,479**

INDONESIA 1.4%

Common Stocks 1.4%		
Bank Rakyat Indonesia Persero	114,213,000	31,961
Total Indonesia (Cost $29,506)		**31,961**

SINGAPORE 1.2%		
Common Stocks 1.2%		
Jardine Cycle & Carriage	1,593,200	27,734
Total Singapore (Cost $27,571)		**27,734**
SOUTH AFRICA 4.5%		
Common Stocks 4.5%		
FirstRand	8,212,959	28,890
Naspers, N Shares	232,513	52,915
Telkom	8,438,521	22,852
Total South Africa (Cost $92,526)		**104,657**
SOUTH KOREA 10.3%		
Common Stocks 10.3%		
Amorepacific	238,021	57,697
Hyundai Motor	105,193	20,003
POSCO	118,794	38,823
Samsung Electronics	1,695,093	123,548
Total South Korea (Cost $185,800)		**240,071**
SWITZERLAND 1.1%		
Common Stocks 1.1%		
LafargeHolcim	408,850	25,229
Total Switzerland (Cost $20,656)		**25,229**
TAIWAN 4.7%		
Common Stocks 4.7%		
Hon Hai Precision Industry	14,486,000	59,553
MediaTek	1,175,000	49,259
Total Taiwan (Cost $72,715)		**108,812**
THAILAND 2.8%		
Common Stocks 2.8%		
Bangkok Dusit Medical Services, Class F	40,093,600	28,076

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Discovery Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. The fund has four classes of shares: the Emerging Markets Discovery Stock Fund (Investor Class), the Emerging Markets Discovery Stock Fund–Advisor Class (Advisor Class), the Emerging Markets Discovery Stock Fund–I Class (I Class) and the Emerging Markets Discovery Stock Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/ or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the six months ended April 30, 2021, the Advisor Class incurred less than $1,000 in these fees.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,586,216,000 and $462,544,000, respectively, for the six months ended April 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2020, the fund had $30,049,000 of available capital loss carryforwards. Further, a portion of the fund’s available capital loss carryforwards are subject to certain limitations on amount or timing of use related to an ownership change.

At April 30, 2021, the cost of investments for federal income tax purposes was $2,074,904,000. Net unrealized gain aggregated $312,639,000 at period-end, of which $364,081,000 related to appreciated investments and $51,442,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2021, the effective annual group fee rate was 0.28%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $251,000 remain subject to repayment by the fund at April 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended April 30, 2021, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $49,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2021, the fund was charged $2,000 for shareholder servicing costs related to the college savings plans, of which $1,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At April 30, 2021, approximately 39% of the outstanding shares of the I Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2021, the fund was allocated $42,000 of Spectrum Funds’ expenses. Of these amounts, $17,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At April 30, 2021, approximately 6% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At April 30, 2021, approximately 94% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of April 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,437,467 shares of the I Class, representing 12% of the I Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price Hong Kong Limited (Subadvisor) on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations agreed to by the Advisor with respect to the Investor Class, Advisor Class, and I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fourth quintile (Investor Class Expense Group); the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group), fourth quintile (Advisor Class Expense Group), and second quintile (Expense Universe); and the fund’s total expenses ranked in the second and third quintiles (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and second and third quintiles (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2021